OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2020
OTHER NON-CURRENT ASSETS [Abstract]
OTHER NON-CURRENT ASSETS	OTHER NON-CURRENT ASSETS

(in thousands of $)	2020	2019
Other non-current assets	746	1,494
Non-current prepayment (note 26)	3,443	—
Mark-to-market interest rate swaps valuation (note 24)	—	1,285
	4,189	2,779

Other non-current assets consist of capitalized commission expenses and lease incentives incurred in connection with the NR Satu time charter amounting to $0.7 million and $1.5 million as of December 31, 2020 and 2019, respectively. These costs are amortized over the term of the NR Satu time charter. Amortization expense for each of the years ended December 31, 2020, 2019 and 2018 was $0.7 million, which are recognized mainly under “Voyage and commission expenses” in the consolidated statement of operations.